                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington,  D.C. 20549

                      -----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 21, 2001

                        Education Management Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                000-21363             25-1119571
 -----------------------------------------------------------------------------
  (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)           File Number)      Identification No.)


        300 Sixth Avenue, Suite 800, Pittsburgh, PA          15222
    ----------------------------------------------------------------------
        (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code  (412) 562-0900

Item 2.    Acquisition or Disposition of Assets.

     On December 21, 2001, Education Management Corporation ("EDMC") completed its previously-announced acquisition of Argosy Education Group, Inc. ("Argosy"). EDMC, Argosy and a wholly-owned subsidiary of EDMC had entered into a merger agreement dated July 9, 2001 (the "Merger Agreement"). The Merger Agreement provided that at the effective time of the merger provided for therein (the "Merger"), a wholly-owned subsidiary of EDMC would be merged with and into Argosy, the separate corporate existence of the EDMC subsidiary would cease, and Argosy would continue as a wholly-owned subsidiary of EDMC. At the effective time of the Merger, each share of Class A Common Stock, $.01 par value per share of Argosy ("Argosy Common Stock"), other than Argosy Common Stock held in the treasury of Argosy or by EDMC, by virtue of the Merger and without any action on the part of the holder of each share of Argosy Common Stock, was converted into the right to receive $12.00 per share in cash, without interest. The aggregate consideration under the Merger Agreement was approximately $20.5 million, including consideration of approximately $1.1 million in connection with the termination of certain warrants to acquire Argosy Common Stock, and was paid with a portion of the net proceeds EDMC received from the sale of its common stock in a public offering which was closed on December 4, 2001.

     As previously announced, on September 27, 2001, EDMC closed in escrow its purchase of 4.9 million shares (the "Shares") of Argosy Common Stock pursuant to the terms and conditions of the Stock Purchase Agreement dated July 9, 2001 (the "Stock Purchase Agreement") and the Joinder Agreement dated September 26, 2001 between EDMC and Michael C. Markovitz ("Dr. Markovitz"), Argosy's chairman and chief executive officer. The aggregate cash purchase price for the Shares, which represented approximately 75% of the outstanding shares of Argosy Common Stock, was $58.8 million. The Shares and the purchase price were held in escrow pending consummation of the transactions contemplated by the Merger Agreement and the satisfaction of certain conditions, including the receipt of required regulatory approvals and approval by Argosy's shareholders of the Merger Agreement. The Shares and the purchase price under the Stock Purchase Agreement were released to the respective parties on December 21, 2001 concurrently with the closing under the Merger Agreement. EDMC had deposited a letter of credit in escrow to fund its obligations under the Stock Purchase Agreement. Upon release of the escrow arrangement, the purchase price of $58.8 million under the Stock Purchase Agreement was paid with a portion of the net proceeds from EDMC's recent public offering of its common stock and the letter of credit was released from escrow and cancelled. The purchase price under the Stock Purchase Agreement and the consideration under the Merger Agreement were determined in arm's length negotiations.

     Argosy is a for-profit provider of doctoral level and other educational programs. Under the terms of the Merger Agreement, EDMC had the ability to cause Argosy to dispose of either or both of John Marshall Law School ("JMLS") and PrimeTech Canada, Inc. ("PrimeTech"), two operations that have been incurring operating losses, and EDMC directed Argosy to dispose of each of these operations. Dr. Markovitz purchased the stock of JMLS and PrimeTech upon receiving notice from Argosy to do so. In addition, the American Bar Association ("ABA"), an accrediting body for Western State University College of Law ("Western State"), one of the schools acquired in the Argosy acquisition, has not yet approved the change of control of Western State resulting from the Merger. Argosy has the right to put Western State to Dr. Markovitz for aggregate consideration of $1.00, subject to U.S. Department of Education approval, in the event that ABA has not issued its approval of the change of control of Western State on or before April 15, 2002. Prior to any sale of Western State to Dr. Markovitz, Western State would transfer or dividend all of its real property (including buildings and improvements) to Argosy, subject to the related mortgage indebtedness and Argosy would agree to lease the real property to Western State at commercially reasonable market rental rates until August 31, 2004. Except as otherwise described herein, EDMC intends to continue Argosy's programs.


Item 7.    Financial Statements and Exhibits.

   (a)     Financial Statements of Businesses Acquired                                   PAGE

           Argosy Education Group, Inc. Consolidated Financial Statements

           (i)     Report of Independent Public Accountants                               *

           (ii)    Consolidated Balance Sheets as of
                   August 31, 2000 and 2001 (audited)                                     *

           (iii)   Consolidated Statements of Operations for the
                   years ended August 31, 1999, 2000 and 2001 (audited)                   *

           (iv)    Consolidated Statements of Cash Flows for the years
                   ended August 31, 1999, 2000 and 2001 (audited)                         *

           (v)     Consolidated Statements of Shareholders' Equity
                   for the years ended August 31, 1999, 2000 and 2001
                   (audited)                                                              *

*    Incorporated herein by reference to Item 5 of the Current Report on Form 8-
     K filed by Education Management Corporation on November 28, 2001


   (b)  Pro Forma Financial Information (unaudited)                                      PAGE

   Pro Forma Financial Statements of Education Management Corporation

           (i)     Pro Forma background and introduction                                 F-1

           (ii)    Pro Forma Condensed Consolidated Balance Sheet of                     F-2
                   Education Management Corporation as of September 30, 2001
                   and for Argosy Education Group, Inc. as of August 31, 2001

           (iii)   Pro Forma Consolidated Statement of Income of                        F-3
                   Education Management Corporation for the year ended
                   June 30, 2001 and for Argosy Education Group, Inc. for
                   the twelve months ended May 31, 2001

           (iv)    Pro Forma Consolidated Statement of Income of                        F-4
                   Education Management Corporation for the three
                   months ended September 30, 2001 and for
                   Argosy Education Group, Inc. for the
                   three months ended August 31, 2001

   (c)  Exhibits


Exhibit
Number    Description
------    -----------

 2.1      Stock Purchase Agreement dated July 9, 2001, by and between Education
          Management Corporation and Michael C. Markovitz (incorporated herein by reference to Exhibit 2.2 to the Quarterly Report on Form 10-Q filed by Argosy Education Group, Inc. for the quarterly period ended May 31,
          2001).

 2.2      Joinder Agreement dated September 26, 2001, by and between Education
          Management Corporation, Michael C. Markovitz, the MCM Trust and the
          Michael C. Markovitz Dynastic Trust (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Argosy
          Education Group, Inc. to report an event dated September 26, 2001).

 2.3      Agreement and Plan of Merger dated July 9, 2001, among Argosy
          Education Group, Inc., Education Management Corporation and HAC Inc.
          (incorporated herein by reference to Exhibit 2.1 of Argosy Education
          Group, Inc.'s Quarterly Report on Form 10-Q filed for the quarterly period ended May 31, 2001).

 23.1 Consent of Arthur Andersen LLP, independent public accountants for Argosy Education Group, Inc. (filed herewith).

 23.2 Consent of Arthur Andersen LLP, independent public accountants for Education Management Corporation (filed herewith).

 99.1     Press Release dated December 21, 2001 (filed herewith).

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          Background and Introduction

     The unaudited pro forma consolidated statements of income combine EDMC's and Argosy's historical consolidated statements of income, giving effect to the merger as if it had occurred on the first day of the period for which the income statement is presented. The unaudited pro forma condensed consolidated balance sheet combines EDMC's historical consolidated balance sheet and the historical consolidated balance sheet of Argosy, giving effect to the merger as if it had occurred on September 30, 2001. Since Argosy has a fiscal year end of August 31, the historical information included in the pro forma combined statements of income has been derived from Argosy's operating results for the twelve months ended May 31, 2001 and the three months ended August 31, 2001.

     The pro forma financial information reflects the purchase method of accounting for the acquisition of Argosy, and accordingly is based on estimated purchase accounting adjustments that are subject to further revision depending upon completion of appraisals of the fair value of Argosy's assets and liabilities.

     This information should be read in conjunction with:

     . the accompanying notes to the unaudited pro forma consolidated financial statements; and

     . the seperate historical financial statements of EDMC as of and for the year ended June 30, 2001, and as of and for the three months ended September 30, 2001.

     . the separate historical financial statements of Argosy as of and for the year ended August 31, 2001, and as of and for the nine months ended
       May 31, 2001.

     The pro forma data is not necessarily indicative of the results of operations and financial position that would have been achieved had the merger been completed on the dates indicated or of future operations of the combined company.

                 Pro Forma Condensed Consolidated Balance Sheet

                                                      Adjustments
                                                      for Assets                   Pro Forma
                                                          Not                     Consolidated
                              EDMC         Argosy     Acquired by  Acquisition     EDMC and
                          As of 9/30/01 As of 8/31/01   EDMC(1)   Adjustments(2)    Argosy
                          ------------- ------------- ----------- --------------  -----------
                                                          (in thousands)
Assets:
 Cash and cash
  equivalents...........    $  6,974       $11,840      $    --     $      --      $ 18,814
 Receivables, net.......      23,948         3,656         (482)           --        27,122
 Other current assets...      19,275         3,661          (42)           --        22,894
                            --------       -------      -------     ---------      --------
 Total current assets...      50,197        19,157         (524)           --        68,830
                            --------       -------      -------     ---------      --------
 Property and equipment,
  net...................     158,564        22,387       (1,115)           --       179,836
 Deferred income taxes
  and other long-term
  assets................      11,934         3,431       (1,669)           --        13,696
 Intangible assets......      12,251           141          (34)        8,893        21,251
 Goodwill...............      56,243        10,593         (581)       49,977       116,232
                            --------       -------      -------     ---------      --------
 Total assets...........    $289,189       $55,709      $(3,923)    $  58,870      $399,845
                            ========       =======      =======     =========      ========

Liabilities and
 Shareholders'
 Investment:
 Current liabilities....    $ 96,694       $13,966      $  (984)    $      --      $109,676
 Long-term debt, less
  current portion.......      29,360        14,497          (95)       80,276       124,038
 Other long-term
  liabilities...........          61         3,031          (35)           --         3,057
                            --------       -------      -------     ---------      --------
 Total liabilities......     126,115        31,494       (1,114)       80,276       236,771
Shareholders'
 investment.............     163,074        24,215       (2,809)      (21,406)      163,074
                            --------       -------      -------     ---------      --------
 Total liabilities and
  shareholders'
  investment............    $289,189       $55,709      $(3,923)    $  58,870      $399,845
                            ========       =======      =======     =========      ========

-------
(1) The assets and liabilities of John Marshall School of Law and PrimeTech Institute have been eliminated because EDMC is not acquiring these entities in the Argosy transaction.
(2) The preliminary allocation of the estimated purchase price to assets acquired and liabilities assumed as of September 30, 2001 is as follows:

           Purchase price.......................................... $79,276
           Estimated acquisition cost..............................   1,000
                                                                    -------
                                                                    $80,276
                                                                    =======
           Net book value of assets acquired....................... $21,406
           Less: Intangible assets of Argosy....................... (10,119)
           Adjustments to fair value:
             Identifiable intangible assets........................   9,000
             Goodwill..............................................  59,989
                                                                    -------
                                                                    $80,276
                                                                    =======

                   Pro Forma Consolidated Statement of Income

                                                   Adjustments
                                         Argosy    for Assets                       Pro Forma
                            EDMC         Twelve        Not                         Consolidated
                         Year Ended   Months Ended Acquired by  Acquisition         EDMC and
                          6/30/01       5/31/01      EDMC(2)    Adjustments          Argosy
                         ----------   ------------ ----------- -------------       -----------
                                           (in thousands, except per share amounts)
 Net Revenues...........  $370,681      $51,855      $(2,598)    $     --            $419,938
 Costs and expenses:
  Educational
   services.............   242,313       24,381       (2,008)      13,472 (3)         278,158
  General and
   administrative.......    76,716       24,042       (1,903)     (13,493)(3)          85,362
  Amortization of
   intangibles..........     1,977(1)       391          (59)       1,468 (4)(5)        3,777
                          --------      -------      -------     --------            --------
                           321,006       48,814       (3,970)       1,447             367,297
                          --------      -------      -------     --------            --------
 Income from
  operations............    49,675        3,041        1,372       (1,447)             52,641
 Losses attributable to
  John Marshall School
  of Law................        --        1,605       (1,605)          --                  --
 Other expense
  (income)..............        --           (3)          41          (38)(3)              --
                          --------      -------      -------     --------            --------
 Income before interest
  and taxes.............    49,675        1,439        2,936       (1,409)             52,641
 Interest expense
  (income), net.........     2,275         (249)         (11)       6,236 (6)           8,251
                          --------      -------      -------     --------            --------
 Income before income
  taxes.................    47,400        1,688        2,947       (7,645)             44,390
 Provision for income
  taxes.................    18,422        1,017        1,149       (2,982)(7)          17,606
                          --------      -------      -------     --------            --------
 Net income.............  $ 28,978      $   671      $ 1,798     $ (4,663)           $ 26,784
                          ========      =======      =======     ========            ========
 Per Share Data:
  Basic:
   Net income...........  $    .97                                                   $    .90
                          ========                                                   ========
   Weighted average
    number of shares
    outstanding.........    29,742                                                     29,742
  Diluted:
   Net income...........  $    .93                                                   $    .86
                          ========                                                   ========
   Weighted average
    number of shares
    outstanding(8)......    31,106                                                     31,106

-------
(1) Annual goodwill amortization expense will decrease by approximately $1.0 million upon the adoption of SFAS No. 142, "Goodwill and Other Intangible Assets."
(2) The historical results of John Marshall School of Law and PrimeTech Institute have been eliminated because EDMC is not acquiring these entities in the Argosy transaction.
(3) The Argosy results have been reclassified to conform with EDMC's presentation.
(4) The historical amortization of intangibles of Argosy has been eliminated because new values were assigned to intangible assets and goodwill at the acquisition date. Under SFAS No. 142, "Goodwill and Other Intangible Assets," the goodwill that resulted from the Argosy acquisition will not be amortized.
(5) EDMC's pro forma statements have been adjusted to reflect one full year of amortization of intangibles based on the new values and useful lives assigned at the time of the Argosy acquisition. Subject to the finalization of an appraisal, the excess of the purchase price over the value of Argosy's tangible assets has been assigned to intangible assets and goodwill. These intangible assets have a value of approximately $9.0 million and have an average useful life of five years.
(6) EDMC's pro forma statements have been adjusted to reflect the additional interest expense related to the Argosy acquisition at an interest rate of 6.73%, the weighted average interest rate paid on borrowings under the credit facility during fiscal 2001. As of October 1, 2001, the average interest rate on borrowings under the credit facility was 5.25%.
(7) A 39.0% combined state and federal statutory rate was assumed in calculating the income tax effect of the pro forma adjustments.
(8) The weighted average shares outstanding for the diluted earnings per share calculation include the impact of outstanding options, where dilutive.

                  Pro Forma Consolidated Statement of Income

                          EDMC   Argosy   Adjustments
                          Three   Three   for Assets                     Pro Forma
                         Months  Months       Not                        Consolidated
                          Ended   Ended   Acquired by  Acquisition        EDMC and
                         9/30/01 8/31/01    EDMC(1)    Adjustments         Argosy
                         ------- -------  ----------- -------------      -----------
                                       (in thousands, except per share amounts)
 Net Revenues........... $91,874 $15,570    $  (261)     $    --           $107,183
 Costs and expenses:
  Educational
   services.............  67,132  10,138     (1,168)       5,106 (2)         81,208
  General and
   administrative.......  20,724  10,724     (2,515)      (5,095)(2)         23,838
  Amortization of
   intangibles..........     309     206        (21)         265 (3)(4)         759
                         ------- -------    -------      -------           --------
                          88,165  21,068     (3,704)         276            105,805
                         ------- -------    -------      -------           --------
 Income from
  operations............   3,709 (5,498)      3,443         (276)             1,378
Other expense
  (income)..............      --      11         --          (11)(2)             --
                         ------- -------    -------      -------           --------
 Income before interest
  and taxes.............   3,709  (5,509)     3,443         (265)             1,378
 Interest expense
  (income), net.........     479      73          2        1,119 (5)          1,673
                         ------- -------    -------      -------           --------
 Income (loss) before
  income taxes..........   3,230  (5,582)     3,441       (1,384)              (295)
 Provision (credit) for
  income taxes..........   1,247  (2,141)     1,422         (540)(6)            (12)
                         ------- -------    -------      -------           --------
 Net income (loss)...... $ 1,983 $(3,441)   $ 2,019      $  (844)          $   (283)
                         ======= =======    =======      =======           ========
 Per Share Data:
  Basic:
   Net income (loss).... $   .07                                           $   (.01)
                         =======                                           ========
   Weighted average
    number of shares
    outstanding.........  30,336                                             30,336
  Diluted:
   Net income (loss).... $   .06                                           $   (.01)
                         =======                                           ========
   Weighted average
    number of shares
    outstanding(7)......  32,134                                             30,336

-------
(1) The historical results of John Marshall School of Law and PrimeTech Institute have been eliminated because EDMC is not acquiring these entities in the Argosy transaction.
(2) The Argosy results have been reclassified to conform with EDMC's presentation.
(3) The historical amortization of intangibles of Argosy has been eliminated because new values were assigned to intangible assets and goodwill at the acquisition date. Under SFAS No. 142, "Goodwill and Other Intangible Assets," the goodwill that resulted from the Argosy acquisition will not be amortized.
(4) EDMC's pro forma statements have been adjusted to reflect three months of amortization of intangibles based on the new values and useful lives assigned at the time of the Argosy acquisition. Subject to the finalization of an appraisal, the excess of the purchase price over the value of Argosy's tangible assets has been assigned to intangible assets and goodwill. These intangible assets have a value of approximately $9.0 million and have an average useful life of five years.
(5) EDMC's pro forma statements have been adjusted to reflect the additional interest expense related to the Argosy acquisition at an interest rate of 4.54%, the weighted average interest rate paid on borrowings under the credit facility during the three months ended September 30, 2001.
(6) A 39.0% combined state and federal statutory rate was assumed in calculating the income tax effect of the pro forma adjustments.
(7) The weighted average shares outstanding for the diluted earnings per share calculation include the impact of outstanding options, where dilutive.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EDUCATION MANAGEMENT CORPORATION


                              /s/ ROBERT T. MCDOWELL
                              ----------------------
                              By:  Robert T. McDowell
                              Its: Executive Vice President
                                   and Chief Financial Officer

Date:  January 3, 2002

                               INDEX TO EXHIBITS


Exhibit
Number    Description
------    -----------

 2.1 Stock Purchase Agreement dated July 9, 2001, by and between Education Management Corporation and Michael C. Markovitz (incorporated herein by reference to Exhibit 2.2 to the Quarterly Report on Form 10-Q filed by Argosy Education Group, Inc. for the quarterly period ended May 31,
          2001).

 2.2 Joinder Agreement dated September 26, 2001, by and between Education Management Corporation, Michael C. Markovitz, the MCM Trust and the Michael C. Markovitz Dynastic Trust (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Argosy Education Group, Inc. to report an event dated September 26, 2001).

 2.3 Agreement and Plan of Merger dated July 9, 2001, among Argosy Education Group, Inc., Education Management Corporation and HAC Inc. (incorporated herein by reference to Exhibit 2.1 of Argosy Education Group, Inc.'s Quarterly Report on Form 10-Q filed for the quarterly period ended May 31, 2001).

23.1 Consent of Arthur Andersen LLP, independent public accountants for Argosy Education Group, Inc. (filed herewith).

23.2 Consent of Arthur Andersen LLP, independent public accountants for Education Management Corporation (filed herewith).

99.1      Press Release dated December 21, 2001 (filed herewith).